UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2006

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2006, Derrick R. Meyer was appointed as the President and Chief Operating Officer of Advanced Micro Devices, Inc. (“AMD”). Mr. Meyer, 44, joined AMD in 1995. Prior to being promoted to Group Vice President, Computation Products Group in 2001, Mr. Meyer was AMD’s Vice President of Engineering, Computation Products Group. In April 2002, Mr. Meyer was promoted to Senior Vice President, Computation Products Group, and at that time he became an executive officer of AMD. In May 2004, Mr. Meyer was promoted to Executive Vice President, Computation Products Group, and in April 2005, he was appointed as the President and Chief Operating Officer of AMD’s Microprocessor Solutions Sector.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MICRO DEVICES, INC.

Date: January 23, 2006	By:	/s/ Hollis O’Brien
	Name:	Hollis O’Brien
	Title:	Corporate Vice President, Secretary and
Chief Governance Officer